NUMBER

GP



SHARES

GLADSTONE COMMERCIAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

7.75% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

CUSIP 376536 20 7

See Reverse Side
For Certain Definitions

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE 7.75% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK OF

GLADSTONE COMMERCIAL CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
(NEW YORK)
TRANSFER AGENT
AND REGISTRAR,

BY

AUTHORIZED SIGNATURE

Treasurer

GLADSTONE COMMERCIAL CORPORATION
CORPORATE SEAL 2003 MARYLAND

Chairman and Chief Executive Officer

PRODUCTION COORDINATOR: DENISE LITTLE: 931-490-1706
PROOF OF JANUARY 18, 2006
GLADSTONE COMMERCIAL CORPORATION
TSB 22339 FACE
OPERATOR: TERESA /JOHN
REV. 2

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: CHARLES SHARKEY: 302-731-7088
ETHER 7 / LIVE JOBS / G / GLADSTONE / 22339 FACE

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-15 MAROON.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Registrar and Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

X ______________________________
(owner sign here)

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Signature guaranteed by: ______________________________

____
Firm

____
City State

AMERICAN BANK NOTE COMPANY **711 ARMSTRONG LANE** **COLUMBIA, TENNESSEE 38401** **(931) 388-3003**	PRODUCTION COORDINATOR: DENISE LITTLE: 931-490-1706 PROOF OF **JANUARY 10, 2006** **GLADSTONE COMMERCIAL CORPORATION** **TSB 22339 BACK**
SALES: CHARLES SHARKEY: 302-731-7088	OPERATOR: TERESA
ETHER 7 / LIVE JOBS / G / GLADSTONE / 22339 BACK	**NEW**

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF